EXHIBIT 10 (t)

COMPUTER TASK GROUP, INCORPORATED

Fifth amendment to the Loan Agreement, dated February 13, 2013, among Computer Task Group, Incorporated, Manufacturers and Traders Trust Company and Key Bank National Association

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (“Fifth Amendment”) is made as of the 13th day of February, 2013, by and among COMPUTER TASK GROUP, INCORPORATED, a New York corporation (“Borrower”), the LENDERS party hereto (the “Lenders”), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, having an office and place of business at One Fountain Plaza, Buffalo, New York 14203, as issuer of letters of credit (“Bank”) and as agent for the Lenders and Bank (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the parties hereto are parties to a Loan Agreement dated as of April 21, 2005, as amended by First Amendment to Loan Agreement dated as of April 12, 2006, Second Amendment to Loan Agreement dated as of March 7, 2007, Third Amendment to Loan Agreement dated as of February 4, 2008, and Fourth Amendment to Loan Agreement dated as of December 23, 2010 (the “Loan Agreement”).
WHEREAS, the parties hereto desire to amend the Loan Agreement on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for due consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.    DEFINITIONS. Capitalized terms used herein and not defined shall have the meaning given such terms in the Loan Agreement, except to the extent that such meanings are amended hereby.
2.    AMENDMENT. Section 7.9 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
7.9    Dividends. Without the prior written consent of the Required Lenders, Borrower shall not take or permit any Subsidiary to take any of the following actions: (a) declare or pay any dividends, (b) purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such whether in cash, assets or in obligations of the Borrower or any Subsidiary, (c) allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock, or (d) make any other distribution by reduction or return of capital or otherwise in respect of any shares of its capital stock or permit any Subsidiary to purchase or otherwise acquire for value any stock of the Borrower or another Subsidiary, except that:
(i)    Borrower may declare and deliver dividends and make distributions (A) in an amount not to exceed $6,000,000 in the aggregate in any fiscal year (the “Dividend Limit”) and/or (B) payable solely in common stock of Borrower; provided that, in each case, no Event of Default or Potential Default shall occur as a result of, or exist immediately following the payment of any dividends or distributions under this clause (i);
(ii)    Borrower may repurchase or otherwise acquire shares of its capital stock, provided that (A) each such repurchase is at a price not exceeding the then current market price and (B) the aggregate number of shares repurchased shall not exceed 5,700,000 from the Closing Date through the Revolving Credit Loan Maturity Date, with the balance of such amount concurrently adjusted for any stock splits, reverse stock splits and similar events and (C) no Event of Default or Potential Default shall occur as a result of, or exist immediately following, such repurchase or acquisition;

(iii)    Any Subsidiary may declare and deliver dividends or other distributions directly to any Loan Party other than any Inactive Subsidiary; and
(iv)    any Foreign Subsidiary of CTG Europe may declare and deliver dividends to CTG Europe.
3.    REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties which shall be deemed to be continuing representations and warranties so long as any Obligations, other than Continuing Obligations, remain unpaid:
3.1    Authorization. Borrower has the power and authority to borrow under the Loan Agreement, as amended by this Fifth Amendment, and to execute, deliver and perform this Fifth Amendment and any documents delivered in connection with it, all of which have been duly authorized by all proper and necessary corporate action.
3.2    Binding Effect. This Fifth Amendment has been duly executed and delivered by Borrower and the Loan Agreement, as amended by this Fifth Amendment, constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights.
3.3    Consents; Governmental Approvals. No Governmental Action is or will be necessary in connection with the execution or delivery of this Fifth Amendment or any other document executed and delivered by Borrower herewith, the consummation by Borrower of the transactions herein contemplated or the performance of or compliance by the Borrower with the terms and conditions hereof or thereof.
3.4    Representations and Warranties. Except as disclosed to the Administrative Agent in writing, the representations and warranties contained in the Loan Agreement, as amended by this Fifth Amendment, are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.
3.5    Absence of Conflicts. Neither the execution and delivery of this Fifth Amendment by Borrower or any other document executed and delivered by Borrower herewith, nor the consummation by Borrower of the transactions herein or therein contemplated, nor performance of or compliance by the Borrower with the terms and conditions hereof or thereof, as the case may be, does or will
(a)    violate or conflict with any Requirement of Law, or
(b)    violate, conflict with or result in a breach of any term or condition of, or constitute a default under, or result in (or give rise to any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon the assets of any Loan Party pursuant to, or otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of any Loan Party under or in connection with,
(i)    the Governing Documents of any Loan Party or any general partner or managing member of any Loan Party, if applicable,
(ii)    any contractual obligations creating, evidencing or securing any Indebtedness to which any Loan Party is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound, or
(iii)    any other contractual obligation of any Loan Party, where the violation, conflict, breach or default, or result, is, has or would be reasonably likely to be or have a Material Adverse Effect, or
(c)    require the consent of, or notice to, any Person pursuant to any of the items referenced in clauses (i), (ii) or (iii) of Section 3.5(b) above, which consent has not been obtained or which notice has not been given.
3.6    No Events of Default. No Event of Default and no Potential Default has occurred or is continuing, except for any Event of Default that has been waived by the Administrative Agent, the Bank and the Required Lenders in writing.
3.7    No Material Misstatements. Neither this Fifth Amendment nor any document delivered to Administrative Agent by or on behalf of Borrower to induce Administrative Agent, Bank and the Lenders to enter into this Fifth Amendment contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
4.    CONDITIONS OF AMENDMENT. The Administrative Agent shall have no obligation to execute or deliver this Fifth Amendment until each of the following conditions shall have been satisfied:
4.1    Borrower, Lenders and Bank shall have executed this Fifth Amendment.
4.2    Borrower shall have taken all appropriate corporate action to authorize, and its directors and/or stockholders, if required by its Governing Documents, shall have adopted resolutions authorizing the execution, delivery and performance of this Fifth Amendment and the taking of all other action contemplated by this Fifth Amendment, and the Administrative Agent shall have been furnished with copies of all such corporate action, certified by an Authorized Representative of Borrower as being true and correct and in full force and effect without amendment on the date hereof, and such other corporate documents as Administrative Agent may request.
4.3    Borrower shall have delivered to Administrative Agent any and all consents necessary to permit the transactions contemplated by this Fifth Amendment.
4.4    Borrower shall have paid the fees and disbursements of Administrative Agent's counsel and all recording fees, search fees, charges and taxes in connection with this Fifth Amendment and all transactions contemplated hereby.
4.5    Borrower shall have delivered to Administrative Agent such additional documentation, consents, authorizations, insurance certificates, opinions of counsel and other instruments and agreements as Administrative Agent or its counsel may reasonably require. All such documentation, instruments and other legal matters in connection with this Fifth Amendment and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.
5.    MISCELLANEOUS.
5.1    Effect on Loan Documents. The Borrower hereby ratifies and confirms the terms of the Loan Agreement and the other Loan Documents and agrees that, except as specifically amended hereby, the Loan Agreement and the other Loan Documents remain in full force and effect. Nothing contained herein shall constitute a waiver of any provision of the Loan Documents, except such waivers as are expressly set forth herein.
5.2    Entire Agreement; Binding Effect. The Loan Agreement, as amended by this Fifth Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Fifth Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof. This Fifth Amendment shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by Administrative Agent, Bank, Lenders and their respective successors and assigns.
5.3    Severability. If any provision of this Fifth Amendment shall be determined by a court to be invalid, such provision shall be deemed modified to conform to the minimum requirements of applicable law.
5.4    Headings. The section headings inserted in this Fifth Amendment are provided for convenience of reference only and shall not be used in the construction or interpretation of this Fifth Amendment.
5.5    Counterparts. This Fifth Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be signed by their duly authorized officers as of the day and year first above written.

COMPUTER TASK GROUP, INCORPORATED

By:
Name: Peter P. Radetich
Title: Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent, Bank and as a Lender

By:
Andrew M. Constantino
        Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

FIFTH AMENDMENT TO
LOAN AGREEMENT
By and Among
MANUFACTURERS AND TRADERS TRUST COMPANY,
As Administrative Agent and Letter of Credit Issuer,
THE LENDERS PARTY HERETO
and
COMPUTER TASK GROUP, INCORPORATED

As of February 13th, 2013